VARIABLE INSURANCE FUNDS

Supplement dated July 15, 2002
to the Prospectus dated May 1, 2002

AmSouth Equity Income Fund

Effective on or about September 30, 2002, Rockhaven Asset Management, LLC ("Rockhaven") will no longer serve as the sub-adviser of the Fund. Starting on or about that date, AmSouth Investment Management Company, LLC ("AmSouth") will provide investment advisory services to the Fund, as it is authorized to do under the Fund's existing investment advisory agreement with AmSouth. Richard H. Calvert, CPA, of AmSouth will serve as the portfolio manager for the Fund. Mr. Calvert has over seven years of portfolio management and analysis experience. Mr. Calvert serves as a portfolio manager overseeing another mutual fund and several key institutional accounts, as well as a technology sector analyst. Mr. Calvert earned his B.S. in Economics from the University of Alabama and is a member of the Alabama Society of Financial Analysts.

In anticipation of this change, the Fund has been re-designated as the "AmSouth Value Fund." The Board of Trustees of Variable Insurance Funds (the "Trust") also has approved a proposal to change the Fund's investment objectives from "above average income and capital appreciation" to "capital growth, with current income as an incidental objective," effective upon AmSouth's assumption of daily investment management responsibility for the Fund. Because the Fund's current investment objectives are a fundamental policy that cannot be changed without shareholder approval, the Trust intends to solicit shareholder approval of the proposed changes to the fundamental investment objectives.

Upon Rockhaven's termination of service as the Fund's investment sub-adviser, investors should disregard the information under the caption "SIMILAR FUND PERFORMANCE INFORMATION".

This supplement supercedes any prior supplement to the prospectus.

Investors should retain this supplement for future reference.